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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                            Reported): March 12, 1999


                 LEHMAN ABS CORPORATION, (as depositor under the
            Sale and Servicing Agreement, dated as of March 1, 1999)

                             LEHMAN ABS CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                      333-39649              13-3447441
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(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
       Incorporation)                File Number)         Identification No.)


                          Three World Financial Center
                                200 Vesey Street
                            New York, New York 10022
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                    (Address of Principal Executive Offices)

                                   (Zip Code)

        Registrant's telephone number, including area code (212) 526-7000

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Item 5.   Other Events.

Filing of Derived Materials.*

         In connection with the offering of the Champion Home Equity Loan Asset-Backed Notes, Series 1999-1 (the "Notes"), Lehman Brothers Inc., McDonald Investments Inc., A KeyCorp Company, and J.P. Morgan Securities, Inc., as underwriters of the Notes (together, the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriters with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE.

         In addition, pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-39649). The financial statements will be referred to in the prospectus supplement relating to Champion Home Equity Loan Asset-Backed Notes, Series 1999-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Champion Home Equity Loan Trust 1999-1.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23          Consent of PricewaterhouseCoopers LLP.

         99.1        Derived Materials.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LEHMAN ABS CORPORATION



                                                 By: /s/ Samir A. Tabet
                                                 Name:  Samir A. Tabet
                                                 Title:  Senior Vice-President



Dated:  March 18, 1999


                                  Exhibit Index

Exhibit                                                                Page


23     Consent of PricewaterhouseCoopers LLP................................6

99.1   Derived Materials....................................................7


                 Exhibit 23: Consent of Independent Accountants.

We consent to the incorporation by reference in the Prospectus Supplement of Lehman ABS Corporation relating to Champion Home Equity Loan Trust 1999-1 Home Equity Loan Asset-Backed Notes, Series 1999-1, of our report dated February 3, 1998, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts".

                                               \s\ PricewaterhouseCoopers LLP
                                               ------------------------------
                                                   PricewaterhouseCoopers LLP

March 17, 1999



                        Exhibit 99.1: Derived Materials.


         In accordance with Rule 311(i) of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE.




* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its Champion Home Equity Loan Trust 1999-1.